Taxes	12 Months Ended
Jun. 30, 2024
Taxes

21. Taxes

The Group’s income tax has been calculated on the estimated taxable profit for each year at the rates prevailing in the respective tax jurisdictions. The subsidiaries of the Group in the jurisdictions where the Group operates are required to calculate their income taxes on a separate basis; thus, they are not permitted to compensate subsidiaries’ losses against subsidiaries income.

Argentine tax reform

The Argentine Tax Authority established through the resolution 5248/2022 an extraordinary compulsory payment in advance of the income tax payable in 3 monthly installments, for companies that meet any of the following requirements:

(i)

The amount of the tax determined from the affidavit corresponding to the fiscal period 2021 (closing between August and December 2021) or 2022 (closing between January and July 2022), as applicable, is equal to or greater than ARS 100 million.

(ii)	The amount of the tax result that arises from the affidavit, without applying the deduction of tax losses from previous years, is equal to or greater than ARS 300 million.

The compulsory payment in advance was 25% of the base for calculating the advance if point 1 is met, or 15% of the tax result without taking into account losses from previous years if point 2 is met.

The aforementioned compulsory payment in advance cannot be offset with other tax-related credits and, furthermore, should not be taken into account when a request for reduction of advances is made.

The expiration of the first installment is in October 2022 for those of the fiscal period 2021 and April 2023 for those of the fiscal period 2022.

The companies that paid the extraordinary payment on account were: IRSA, PAMSA, Fibesa and Arcos, all maturing after April 2023.

Regarding IRSA, an appeal was requested in each installment to AFIP and a precautionary measure in judicial court requesting the suspension of the effects of the resolution 5248/2022 since the payment of said advance would imply an excess of the tax obligation for the company.

Considering that the 2023 income tax affidavit was filed confirming that the tax advances were in excess of the tax obligation, the principal of those advances ceased to be claimed by the tax authorities. However, in August 2023, the AFIP demanded that IRSA pay compensatory interest. This demand was responded to with an appeal, arguing that RG 5248/22 is unconstitutional and, therefore, the claim for interest is logically invalid.

On July 8, 2024, Law 27.743 ‘Palliative and relevant tax measures’ was published. Article 8° of the law mentions the remission of interest under the payment facilities plan:

‘Article 8 - All compensatory and/or punitive interest corresponding to tax obligations (including ordinary and/or extraordinary advances or payments on account) cancelled prior to March 31, 2024, inclusive, shall be remitted as of right. This benefit of remission is not subject to the fulfilment of any condition or requirement other than the payment of the tax obligation prior to the aforementioned date. This remission includes compensatory and punitive interests that have been included in payment facility plans related to ordinary and/or extraordinary advances or payments on account that have been duly cancelled before March 31, 2024, inclusive. Said benefit of remission also applies when the ordinary and/or extraordinary advances or payments on account ceased or cease to be due, respectively, by virtue of the filing of tax returns that have been formalized prior to the entry into force of this regime, or by the corrective tax returns that must be filed by virtue of the regularization established in this title’.

Therefore, the case for the claim for interest has remained abstract and no claim by the tax authorities is due.

Submission of income tax presentation – IRSA

Dated November 15, 2021 IRSA CP hereinafter "the taxpayer", which has been absorbed by the Company according to what was detailed in the Note. 4.C to the Consolidated Financial Statements as of June 30, 2022, filed to the Argentine Tax Authority the income tax for the fiscal year ended June 30, 2021 applying the systemic and comprehensive inflation adjustment mechanism as detailed: restating tax amortizations according to articles 87 and 88; updating the computable cost of real estate acquired or built prior to July 1, 2018 and sold in this fiscal year under the terms of article 63; updating the loss of the fiscal period 2018, until the limit of the tax result of the exercise, following the methodology provided in article 25 and updating the costs of inventories as established in article 59, all articles mentioned belong to the income tax law (ordered text in 2019).

In the same sense, on November 16, 2022, IRSA filed to the Argentine Tax Authority the income tax for the fiscal year ended June 30, 2022, applying the same systematic and comprehensive inflation adjustment mechanism mentioned in the previous paragraph updating accumulated losses.

The non-application of the aforementioned mechanisms would have implied that the tax to be paid amounted to ARS 1,377 million in the fiscal year 2021 and ARS 11,892 million in the fiscal year 2022, in this way the effective rate to be paid would have consumed a substantial portion of the income obtained by the taxpayer exceeding the reasonable limit of taxation, being configured in the opinion of the taxpayer and his tax and legal advisors an assumption of confiscation, an assumption that at the date of issuance of these financial statements has not been validated or challenged by the Argentine Tax Authority or by higher courts. Together with the aforementioned income tax presentation, a multinote form was presented in which the application of the mechanisms was reported, arguing that the effective tax rate would represent a percentage that would exceed the reasonable limits of taxation, setting up a situation of confiscation, in violation of art. 17 of the National Constitution (according to doctrine of the judgment "Candy S.A. c/AFIP and another a/ protection action", judgment of 07/03/2009, Judgments 332:1571, and subsequent precedents).

The aforementioned legal doctrine of the national supreme court is fully applicable to the particular case of IRSA, since the application of the regulations that do not allow the application of the integral and systematic inflation adjustment would prevent, as happened in the "Candy case", recognizing the totality of the inflationary effect in its tax balance causing the company to pay taxes on fictitious income.

As of the date of issuance of these financial statements, there are new legal precedents in line with the Company's position and the "Candy" ruling mentioned above. In late October 2022, the Supreme Court of Justice of the Nation, in the case "Telefónica de Argentina S.A. and another v. EN - AFIP - DGI regarding the General Tax Directorate," upheld the opinion of the Attorney General of the Nation issued in the "Appeal No. 1, Telefónica de Argentina S.A. and Another v. EN-AFIP DGI regarding the General Tax Directorate," asserting the inadmissibility of a tax that, in its application, would be confiscatory for the taxpayer.

Considering the foregoing, IRSA's Board of Directors together with its legal and tax advisors re-evaluated during the fiscal year 2023 the accounting decision taken at the end of the previous fiscal year 2021, in light of the new elements of judgment, and concluded that all the existing evidence and, in particular, the last sentence of the Supreme Court of Justice of the Nation, mentioned in the previous paragraph, configure a position of favorability greater than a position of rejection in higher instances in the face of a possible controversy with the Argentine Tax Authority. For all the detailed reasons, they have decided, following the guidelines established by the IFRS, to reverse the provision for the aforementioned tax registered as of June 30, 2022 and 2021 for ARS 13,979 million (amount expressed in June 2023 currency), their provisioned interest accounted at the closing of the Annual Financial Statements for ARS 366 million (amount expressed in June 2023 currency) and register in the deferred income tax, the updating of the remaining losses, aligning the accounting treatment with the tax criteria duly presented.

In the same sense, IRSA made the provision for income tax for the year ended June 30, 2023 and 2024, applying the same systematic and comprehensive inflation adjustment criteria as the update of its accumulated losses.

Additionally, it is worth mentioning that the calculation of deferred tax for the current fiscal year includes the legal option provided in Article 195 of the Income Tax Law, which allows one-third of the tax inflation adjustment to be accounted for in this fiscal period and the remaining two-thirds to be allocated in equal parts over the next two immediate fiscal periods, provided that the requirement of certain investments in fixed assets is met in the following two fiscal periods.

The Company analyzes the recoverability of its deferred tax assets when there are events or changes in circumstances that imply a potential indication of revaluation or devaluation. The value in use is determined on the basis of projected tax cash flows.

The aforementioned cash flows are prepared based on estimates regarding the future behavior of certain variables that are sensitive in determining the recoverable value, among which are: (i) sales projections; (ii) expense projections; (iii) macroeconomic variables such as growth rates, inflation rates, exchange rates, among others.

The details of the provision for the Group’s income tax, is as follows:

	06.30.2024	06.30.2023	06.30.2022
Current income tax (i)	(17,390)	68,848	(132,220)
Deferred income tax	63,726	170,854	110,037
Income tax	46,336	239,702	(22,183)

(i)	As of June 30, 2023, it includes reversal of the income tax provision. See “Submission of income tax presentation”.

The statutory taxes rates in the countries where the Group operates for all of the years presented are:

Tax jurisdiction	Income tax rate
Argentina	25% - 35%
Uruguay	0% - 25%
U.S.A	0% - 21%
Bermuda / British Virgin Islands / Netherlands	0%
Israel	23% - 24%

Below is a reconciliation between income tax expense and the tax calculated applying the current tax rate, applicable in the respective countries, to profit before taxes for years ended June 30, 2024, 2023 and 2022:

	06.30.2024	06.30.2023	06.30.2022
Loss / (profit) for the year at tax rate applicable in the respective countries (i)	29,186	3,727	(104,764)
Permanent differences:
Share of loss of associates and joint ventures	10,764	1,133	(1,241)
Provision of tax loss carry forwards	644	(2,017)	37,235
Accounting Inflation adjustment permanent difference	21,849	103,062	125,243
Difference between provision and tax return (ii)	(18)	40,701	(665)
Non-taxable profit, non-deductible expenses and others	974	1,388	(1,957)
Tax inflation adjustment permanent difference	(17,063)	91,708	(76,034)
Income tax	46,336	239,702	(22,183)

(i)

The applicable income tax rate was calculated based on the legal tax rates in the countries where the Group operates. As of June 30, 2024, the tax rate in the Argentine Republic was 35%, while as of June 30, 2023 and 2022 it was 35% and 34.99%, respectively.

(ii)	As of June 30, 2023, it includes reversal of the income tax provision. See “Submission of income tax presentation”.

Deferred tax assets and liabilities of the Group as of June 30, 2024 and 2023 will be recovered as follows:

	06.30.2024	06.30.2023
Deferred income tax asset to be recovered after more than 12 months	16,002	15,363
Deferred income tax asset to be recovered within 12 months	11,498	16,764
Deferred income tax assets	27,500	32,127
	06.30.2024	06.30.2023
Deferred income tax liability to be recovered after more than 12 months	(567,675)	(636,636)
Deferred income tax liability to be recovered within 12 months	(14,291)	(13,683)
Deferred income tax liability	(581,966)	(650,319)
Deferred income tax liabilities, net	(554,466)	(618,192)

The movement in the deferred income tax assets and liabilities during the years ended June 30, 2024 and 2023, without taking into consideration the offsetting of balances within the same tax jurisdiction, is as follows:

	06.30.2023	Charged / (Credited) to the Consolidated Statement of Income and Other Comprehensive Income	06.30.2024
Assets
Investment properties and Property, plant and equipment	174	(20)	154
Trade and other payables	20,346	(5,975)	14,371
Tax loss carry-forwards	10,262	494	10,756
Borrowings	149	21	170
Trade and other receivables	-	117	117
Others	1,196	736	1,932
Subtotal assets	32,127	(4,627)	27,500
Liabilities
Investment properties, trading properties and Property, plant and equipment	(601,377)	121,997	(479,380)
Trade and other receivables	(3,990)	2,134	(1,856)
Investments	(9,381)	(3,368)	(12,749)
Tax inflation adjustment	(26,724)	(46,825)	(73,549)
Intangible assets	(6,547)	(7,514)	(14,061)
Others	(2,300)	1,929	(371)
Subtotal liabilities	(650,319)	68,353	(581,966)
Liabilities, net	(618,192)	63,726	(554,466)

	06.30.2022	Charged / (Credited) to the Consolidated Statement of Income and Other Comprehensive Income	06.30.2023
Assets
Investment properties and Property, plant and equipment	360	(186)	174
Trade and other payables	12,116	8,230	20,346
Tax loss carry-forwards	3,719	6,543	10,262
Borrowings	1,371	(1,222)	149
Others	(42)	1,238	1,196
Subtotal assets	17,524	14,603	32,127
Liabilities
Investment properties, trading properties and Property, plant and equipment	(714,853)	113,476	(601,377)
Trade and other receivables	(4,611)	621	(3,990)
Investments	(249)	(9,132)	(9,381)
Tax inflation adjustment	(81,792)	55,068	(26,724)
Intangible assets	(5,447)	(1,100)	(6,547)
Others	382	(2,682)	(2,300)
Subtotal liabilities	(806,570)	156,251	(650,319)
Liabilities, net	(789,046)	170,854	(618,192)

Deferred income tax assets are recognized for tax loss carry-forwards to the extent that the realization of the related tax benefits through future taxable profits is probable. Tax loss carry-forwards may have expiration dates or may be permanently available for use by the Group depending on the tax jurisdiction where the tax loss carry-forward is generated. Tax loss carry forwards in Argentina and Uruguay generally expire within 5 years.

As of June 30, 2024, the Group's recognized tax loss carry forward prescribed as follows:

Date of generation	Due date	Total
2020	2025	444
2021	2026	9,666
2022	2027	2,856
2023	2028	7,525
2024	2029	10,491
Total cumulative tax loss carry-forwards		30,982

In order to fully realize the deferred tax asset, the respective companies of the Group will need to generate future taxable income. To this aim, a projection was made for future years when deferred assets will be deductible. Such projection is based on aspects such as the expected performance of the main macroeconomic variables affecting the business, production issues, pricing, yields and costs that make up the operational flows derived from the regular exploitation of fields and other assets of the group, the flows derived from the performance of financial assets and liabilities and the income generated by the Group’s strategy of crop rotation. Such strategy implies the purchase and/or development of fields in marginal areas or areas with a high upside potential and periodical sale of such properties that are deemed to have reached their maximum appreciation potential.

Based on the estimated and aggregate effect of all these aspects on the companies’ performance, Management estimates that as of June 30, 2024, it is probable that the Company will realize all of the deferred tax assets.

The Group did not recognize deferred income tax assets (tax loss carry forwards) of ARS 2,886 as of June 30, 2024 and ARS 2,783 as of June 30, 2023. Although the Management estimates that the business will generate sufficient income, pursuant to IAS 12, management has determined that, as a result of the recent loss history and the lack of verifiable and objective evidence due to the subsidiary’s results of operations history, there is sufficient uncertainty as to the generation of sufficient income to be able to offset losses within a reasonable timeframe, therefore, no deferred tax asset is recognized in relation to these losses.